UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 27, 2023

Coliseum Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40514	98-1583230
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1180 North Town Center Drive, Suite 100

Las Vegas, NV 89144

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (702) 781-4313

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Class A ordinary share, par value $0.001 per share, and one-third of one redeemable warrant	MITAU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.001 per share	MITA	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	MITAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 27, 2023, Coliseum Acquisition Corp. (the “Company”) held an extraordinary general meeting in lieu of annual general meeting of the Company (the “Meeting”), at which shareholders approved two amendments to the Company’s Amended and Restated Memorandum and Articles of Association (the “Articles”) to (i) extend the date by which the Company has to consummate an initial business combination and (ii) permit the Company’s board of directors (the “Board”) in its sole discretion, to elect to wind up the Company’s operations prior to such date, each of which are described in more detail in Item 5.07 below.

A copy of the Articles amendments will be filed with the Cayman Islands Registrar of Companies. Under Cayman Islands law, the Articles amendments were effective upon the approval by the Company’s shareholders.

The foregoing description of the Articles amendments are qualified in their entirety by the full text of the Articles amendments, which are filed as Exhibit 3.1 hereto and incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The disclosure set forth in Item 5.03 is incorporated into this Item 5.07 by reference.

On November 27, 2023, Company held the Meeting. As of November 3, 2023, the record date for the Meeting, there were 9,628,201 ordinary shares of the Company issued and outstanding and entitled to vote at Meeting, of which 9,628,200 were Class A ordinary shares of the Company, par value $0.001 per share (“Class A Shares”) and 1 was a Class B ordinary share of the Company, par value $0.001 per share (“Class B Shares”). Holders of 7,791,166 of the Company’s ordinary shares were represented at the Meeting, of which 7,791,165 were Class A Shares and 1 was a Class B Share. Therefore, a quorum was present.

At the Meeting, shareholders voted on and approved three proposals: (i) an amendment to the Articles to extend the date by which the Company has to consummate an initial business combination from November 25, 2023 to June 25, 2024 (the “Extended Date”) and to allow the Company, without another shareholder vote, by resolution of the Board, to elect to further extend the Extended Date for an additional three months, until up to September 25, 2024 (the “Additional Extended Date”), without requiring the Company to make any deposit into the trust account established in connection with its initial public offering, (ii) an amendment to the Articles to permit the Board, in its sole discretion, to elect to wind up the Company’s operations prior to Extended Date or Additional Extended Date, as applicable, as determined by the Board and included in a public announcement, and (iii) the re-election of Walter Skowronski and Harry L. You as Class I directors to serve for a term of three years or until their respective successors are duly elected or appointed and qualified. The vote tabulation for each proposal is set forth below.

Approval of Proposal 1 - Extension Amendment Proposal

Votes For	Votes Against	Abstentions
5,715,518	1,300,748	774.900

Approval of Proposal 2 - Liquidation Amendment Proposal

Votes For	Votes Against	Abstentions
6,047,645	1,069,621	673,900

Approval of Proposal 3 - Director Election Proposal

Votes For	Votes Against	Abstentions
1	0	0

Item 8.01. Other Events.

In connection with the Meeting, shareholders holding an aggregate of 3,001,840 Class A Shares exercised their right to redeem their shares for approximately $10.70 per share of the funds held in the Company’s trust account, leaving approximately $30.79 million in cash in the trust account after satisfaction of such redemptions. Following such redemptions, the Company had an aggregate of 6,626,361 ordinary shares outstanding, of which 6,626,360 were Class A Shares and 1 was a Class B Share.

As previously disclosed, on November 22, 2023, in connection with the Meeting, the Company and an insider (the “Insider”) of the Company holding Class A Shares initially sold in a private placement in connection with the Company’s initial public offering (the “Founder Shares”) entered into non-redemption agreements (collectively, the “Non-Redemption Agreements”) with certain of the Company’s existing shareholders and other unaffiliated investors (collectively, the “Non-Redeeming Shareholders”), pursuant to which the Non-Redeeming Shareholders agreed not to redeem certain Class A Shares (the “Non-Redemption Shares”) and to vote all of such shares in favor of the proposals brought before the Meeting, and, in connection therewith, the Insider agreed to forfeit at the closing of the Company’s initial business combination a number of Founder Shares and the Company agreed to make a corresponding issuance of new ordinary shares to the Non-Redeeming Shareholders.

Due to an administrative error, one of the Non-Redeeming Shareholders redeemed a portion of the shares which it had made subject to the Non-Redemption Agreement. Accordingly, the Company is providing an update to shareholders of the new total number of Non-Redemption Shares and Founder Shares subject to the Non-Redemption Agreements. There are an aggregate of 2,023,236 Non-Redemption Shares subject to the Non-Redemption Agreements. At the closing of the Company’s initial business combination, the Insider will forfeit an aggregate of 455,228 Founder Shares in consideration of the First Extension and, if applicable, an aggregate of 151,743 Founder Shares in consideration for the Second Extension, and the Company will issue to the Non-Redeeming Shareholders a number of newly issued ordinary shares of the Company in an amount equal to such forfeited shares.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
3.1	Amendments to the Amended and Restated Memorandum and Articles of Association
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coliseum Acquisition Corp.

	By:	/s/ Oanh Truong
		Name:	Oanh Truong
		Title:	Chief Financial Officer

Dated: November 27, 2023